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                              NETCONVERSIONS, INC.
                      UNSECURED CONVERTIBLE PROMISSORY NOTE

         THE SECURITIES REPRESENTED BY THIS UNSECURED PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED, SOLD TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

$100,000.00                      Palo Alto, California             June 12, 2000

         For value received, NetConversions, Inc., a Delaware corporation (the "Company"), hereby promises to pay to Oryx Ventures ("Lender"), the principal sum of $100,000.00 with simple interest thereon from the date of this Note until paid at the rate of 8% calculated on the basis of a 365-day year. The principal hereof and the interest thereon, shall be due and payable on December 31, 2000 unless earlier converted into capital stock of the Company upon the closing of the next equity financing. This Note may be prepaid at any time, in whole or in part.

         1. Conversion on Next Equity Financing.

         Upon the closing of the Company's next preferred stock financing transaction in which the Company raises $1,500,000 or more from persons who are not current stockholders (an "Equity Financing") all outstanding principal and accrued interest under this Note shall automatically be converted into the same type of preferred stock of the Company as issued by the Company in the Equity Financing.

         The conversion price ("Conversion Price") shall be 12% lower than the lowest per share price paid by any other investor in the next Equity Financing. If the Company's next Equity Financing shall close later than August 1, 2000, the Conversion Price shall b 17% lower than the lowest price paid in such Equity Financing and the Conversion Price shall be reduced by an additional 5% on the first day of each subsequent month until the Equity Financing is closed.

         Lender shall also be entitled to all other rights granted to any investor in the Company's next Equity Financing, such as registration rights, rights of future purchase, preemptive rights, and similar rights, if any (each an "Investor Right"), on a basis equal to the best terms for any Investor Right offered to any investor in the Company's next Equity Financing.

         In the event that no Equity Financing closes by December 31, 2000, ths Note will be due and payable according to its terms.

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         2. Default Conversion.

         There is no default conversion.

         3. Procedure Following Automatic Conversion.

         Upon automatic conversion, the outstanding principal and accrued interest under this Note shall convert automatically without any further action by Lender whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the securities issuable upon automatic conversion of this Note unless this Note is either delivered to the Company, or its transfer agent, or Lender notifies the Company or its transfer agent that this Note has been lost, stolen, or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with this Note. The Company shall, as soon as practicable after delivery of such agreement and indemnification, issue in the name of Lender a certificate or certificates for the securities to which Lender is entitled and a check payable to Lender in the amount of any cash amounts payable as the result of a conversion into fractional shares of the securities. Such conversion shall be deemed to have been made immediately before the close of business on the date of automatic conversion. Lender shall be treated for all purposes as the record holder of such securities n such date.

         4. Transfer Procedure.

         This Note is not transferable without the written consent of the Company, which may not be unreasonably withheld. The transfer of this Note is registrable by Lender in person or by an attorney duly authorized in writing on the books of the Company. Upon surrender and cancellation of this Note upon any such transfer, the Company shall issue a new note for the same aggregate principal amount to the transferee. The Company and any transfer agent may deem and treat the person in whose name this Note is registered upon the books of the Company as the absolute owner of this Note (whether or not this Note is overdue and notwithstanding any notation of ownership or other writing hereon) for all other purposes, and neither the Company nor any transfer agent shall be affected by any notice to the contrary. All payments to the registered owner shall be valid and effectual to satisfy and discharge the liability on this Note to the extent of the sum so paid.

         5. Lender Representations and Warranties.

         The Lender represents and warrants as follows: (i) It is familiar with the Company, the nature of its business, its financial prospects and the merits and risks of an investment in the Company, and has the capacity to protect its own interests; (ii) It is an accredited investor within the meaning of Rule 501
(a) of Regulation D under the Securities Act of 1933, as amended; and (iii) It is acquiring this Note and the securities that may be purchased thereby for investment for its own account, not as a nominee or

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agent, and not with a view to, or for resale in connection with any distribution thereof. Lender understands that this Note and the securities that may be purchased thereby have not been, and will not be, registered under the Securities Act of 1933, as amended, by reason of a specific exemption from the registration provisions of such Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Lender's representations as expressed herein.

         6. Notice.

         Any communication required or permitted to be given under this Note to any party shall be in writing (which may include telecopier or other similar form of reproduction followed by a mailed hard copy, but not electronic mail) Any communication or payment shall be deemed given or paid when actually received or, if earlier, five days after deposit in the United States Mail by certified or express mail, return receipt requested, postage prepaid (or for foreign addresses by Federal Express, DHL, or other comparable delivery service), addressed as shown below or to such other address as such party may request by written. The fact that a payment is deemed to be received at a particular time does not excuse the obligation of the Company to actually make the payment. Each party shall make an ordinary, good faith effort to ensure that the person be given notice actually receives any such communication. Each party shall ensure that the other parties to this Agreement have a current address, fax number, and telephone number for the purpose of giving notice. The parties' principal offices are presently located at the following addresses:

                           Company: NetConversions,Inc.
                                    1726 Chestnut Stret, 2nd Floor
                                    Philadelphia, PA 19103

                           Lender:  Oryx Ventures

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         A party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         7. Amendment and Waivers.

         This Note may be amended at any time and from time to time with the written consent of the Company and Lender. Any written amendment waiver, or consent by Lender shall be conclusive and binding upon Lender and any future holder of this Note and of any note issued in exchange or substitution herefor, irrespective of whether or not any notation of such amendment, waiver, or consent is made upon this Note or such exchanged or substituted note. No delay on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or any other right.

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         8. No Recourse.

         No recourse shall be had for the payment of the principal of or interest on this Note, or any claim based hereon, or otherwise in respect hereof, against any past, present, or future incorporator, shareholder, officer, or director of the Company in the absence of an express written agreement to the contrary.

         9. Default.

         The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor, or other formality. All sums due under this Note shall, at the election of Lender, be immediately due and payable upon the happening of any on or more of the following events of default: (a) the Company defaults in the performance of or compliance with any term of this Note; (b) the Company admits in writing an inability to pay debts generally as they become due; (c) the Company makes a general assignment for the benefit of creditors; (d) the Company applies for or consents to the appointment of a receiver of the whole or any substantial part of Company's assets; (e) the Company files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or an answer admitting material allegations of a petition filed against Company in any bankruptcy, reorganization, or insolvency proceedings; or (f) an order, judgment, or decree is entered, without the application, approval, or a consent of Company, by any court of competent jurisdiction adjudging Company to be a bankrupt or approving a petition appointing a receiver, trustee, or liquidator of the whole or any substantial part of the assets of Company, and such order, judgment, or decree is not vacated or set aside or stayed within thirty (30) days from the date of its entry.

         10. Costs of Collection.

         The Company shall pay all costs of collection and/or enforcement when incurred, including reasonable attorneys' fees, regardless of whether suit is filed.

         11. Specific Performance.

         The Company acknowledges that it would be extremely difficult to reasonably or adequately compensate Lender for damages for any violation of any aspect of the conversion privilege contained in this Note. The Company therefore agrees that Lender shall be entitled to a decree of specific performance of the terms of this Note and preliminary, temporary, and permanent injunctive relief to restrain violations of this Note by Company and that such relief may be granted without the necessity of proving actual damages. Nothing in this paragraph limits Lender's right to recover money damages.

         12. Governing Law and Venue.

         This Note is delivered in and shall be construed in accordance with the laws

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of the State of California without regard to any rules that would apply the law of another jurisdiction. Venue shall lie exclusively in Santa Clara County, California.

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                IN WITNESS WHEREOF, the undersigned has executed this Unsecured
                Convertible Promissory Note as of the date first referenced above.

                "LENDER"                                 "COMPANY"

                Oryx Ventures                NetConversions, Inc.

                By: /s/ Phil Micciche        By: /s/ Andy Liu
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                Title   CEO                      Andy Liu, President
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